                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (this "Agreement") is made and entered into as of May 28, 1996, by and among Sunbase Asia, Inc., a Nevada corporation (the "Company"), and the person or entity set forth on the signature page of this Agreement (the "Investor").

     RECITALS
     --------

     Pursuant to a confidential private placement memorandum dated February 1, 1996 (the "Private Placement Memorandum"), the Investor has subscribed for and has purchased shares of the Company's common stock, $.001 par value (the "Shares").

     The Company and the Investor desire to enter into a specific agreement setting forth the terms and conditions upon which the Shares may be registered under certain applicable law.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

              1.   REGISTRATION RIGHTS

                    1.1   CERTAIN DEFINITIONS.  As used in this Agreement, the
                          -------------------
     following terms shall have the meanings set forth below:

                           (a) "Closing" means the date when all the Shares have been delivered to the Investor.

                           (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                           (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                           (d)  "Holder" means any Investor who holds
     Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof

                           (e) "Other Shareholders" means persons other than Holders who, by virtue of agreements with the Company, are entitled or permitted to include their securities in a registration hereunder.

                           (f) "Registrable Securities" means (i) the Shares and (ii) any common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares. However, Registrable Securities shall not include any shares

                                 Exhibit 10.20
     of common stock of the Company for which a registration statement with the Commission has become effective for the period set forth in Section 1.2, which have been transferred to any person that is not an "Affiliate" (as defined in the Exchange Act) of the Investor pursuant to Rule 144, or which ceases to be outstanding.

                           (g)  The terms "register," "registered" and
     "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

                           (h) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, listing and NASD fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits or "cold comfort" letters incident to or required by any such registration, but shall not include Selling Expenses.

                           (i) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                           (j) "Rule 415" means Rule 415 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                           (k) "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                           (l) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

                    1.2   REGISTRATION.  The Company shall use its best efforts
                          ------------
     to file a registration statement within 30 days from Closing (and will, in no event, file such statement later than 60 days from Closing) with respect to the Registrable Securities under the Securities Act (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act), and to thereafter cause such registration statement to become effective for a period (the "Registration Period") that ends on the earlier to occur of that date which is: two years after the date of the Closing, the date of the expiration of the holding period as described in Rule 144(d)(1), or that date on which the Holders have completed the distribution described in the registration statement relating thereto.

                   The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                   The registration statement filed may include other securities of the Company designated by the Company, and may include securities of the Company being sold for the account of the Company.

                    1.3   EXPENSES OF REGISTRATION.  All Registration Expenses
                          ------------------------
     incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 hereof shall be borne by the Company. All Selling Expenses relating to securities registered shall be borne by the Holders of such securities.

                    1.4   REGISTRATION PROCEDURES.  With respect to a
                          -----------------------
     registration effected by the Company pursuant to Section 1.2 hereof, the Company shall use its best efforts to:

                           (a) Keep such registration effective for the Registration Period;

                           (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request.

                           (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, include an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                           (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

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

                           (f) Register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, to keep such registration statement qualification in effect for the period referred to in Section 1.2 hereof, and take any other action which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the securities owned by each Holder, except that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this
     Section 1.4(f), be obligated to be so qualified, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction; and

                           (g) Otherwise comply with all applicable rules and regulations of the Commission and not file any amendment or supplement to such registration statement or prospectus to which a majority of the Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof (other than with respect to pricing amendment or a prospectus filed pursuant to Rule 424(b)(1) under the Securities Act) at least two business days prior to the filing thereof.

                    1.5   INDEMNIFICATION.
                          ---------------

                           (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                           (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, each other, such Holder and Other Shareholder, and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                           (c) Each party entitled to indemnification under this Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. Notwithstanding the foregoing, the Indemnified Party or Parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Parties in connection with the defense of such action at the expense of the Indemnifying Party or Parties,
     (ii) the Indemnifying Party or Parties shall not have employed counsel reasonably satisfactory to such Indemnified Party or Parties to have charge of the defense of such action within a reasonable time after notice of the commencement of the action or (iii) such Indemnified Party or Parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the Indemnifying Parties (in which case the Indemnifying Parties shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Parties), in any of which events such fees and expenses of one additional counsel shall be borne by Indemnifying Party or Parties. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                           (d)  If the indemnification provided for in this
     Section 1.5 is unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged, untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such actions, statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person.

                   If indemnification is available under this Section 1.5, the Indemnifying Party or Parties shall indemnify each Indemnified Party or Parties to the full extent provided herein without regard to the relative fault of said Indemnifying Parties or Indemnified Parties or any other equitable consideration provided for in this Section 1.5(d).

                    1.6   INFORMATION BY HOLDER.  Each Holder of Registrable
                          ---------------------
     Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

                    1.7   RULE 144 REPORTING.  With a view to making available
                          ------------------
     the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                           (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

                           (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                           (c)  So long as a Holder owns any Restricted
     Securities, furnish to Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                    1.8   TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS.  The
                          ---------------------------------------------
     rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement by a written agreement reasonably acceptable to the Company.

                    1.9   "MARKET STAND-OFF" AGREEMENT.  If requested by the
                          ----------------------------
     Company and an underwriter of common stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Registrable Securities held by such Holder during such period, not exceeding 90 days, following the effective date of the registration statement of the Company covering such underwritten offering filed under the Securities Act specified by the Company; provided that foregoing restriction shall apply only if (a) each director and executive officer of the Company agrees to a similar restriction on the sale of his or her shares, and (b) there are no shareholders selling shares in the underwritten public offering unless the Holders are also offered the opportunity to sell their Registrable Securities in the underwritten public offering. The Registration Period shall not include the period during which foregoing stand-off obligations are in effect.

                   The obligations described in this Section 1.9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

                    1.10  DELAY OF REGISTRATION.  No Holder shall have any right
                          ---------------------
     to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

              2.   MISCELLANEOUS

                    2.1   GOVERNING LAW.  This Agreement shall be governed in
                          -------------
     all respects by the laws of the state of California, as if entered into by and between California residents exclusively for performance entirely within California.

                    2.2   SUCCESSORS AND ASSIGNS.  Except as otherwise expressly
                          ----------------------
     provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                    2.3   ENTIRE AGREEMENT; AMENDMENT; WAIVER.  This Agreement
                          -----------------------------------
     constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Investor.

                    2.4   NOTICES, ETC.  All notices and other communications
                          -------------
     required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to Investor, as indicated on the signature page of this Agreement, or at such other address as such Investor or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, Sunbase Asia, Inc., 19/F First Pacific Centre, 51-57 Gloucester Road, Wanchai, Hong Kong, or at such other address as the Company shall have furnished to Investor in writing. All such notices and other written communications shall be effective on the date of mailing or delivery.

                    2.5   RIGHTS; SEVERABILITY.  Unless otherwise expressly
                          --------------------
     provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    2.6   INFORMATION CONFIDENTIAL.  Each Holder acknowledges
                          ------------------------
     that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

                    2.7   TITLES AND SUBTITLES.  The titles of the paragraphs
                          --------------------
     and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                    2.8   COUNTERPARTS.  This Agreement may be executed in any
                          ------------
     number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                   IN WITNESS WHEREOF, the parties hereto have executed this registration rights agreement effective as of the day and year first above written.

     COMPANY:

     SUNBASE ASIA, INC.

     By: ________________________________
     Name: ______________________________
     Title: ___________________

     INVESTOR:

     By: ________________________________
     Name:_______________________________
     Title:____________________

     Address:____________________________
     ____________________________________
     ____________________________________

     By:_________________________________
     Name:_______________________________
     Title:____________________

     Address:____________________________
     ____________________________________
     ____________________________________

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